Exhibit 10.6

Drawn BY AND

WHEN RECORDED MAIL TO:

Henry N. Pharr, II, Esq.

Horack, Talley, Pharr & Lowndes, P.A

2600 One Wachovia Center

301 South College Street

Charlotte NC  28202-6038

ASSUMPTION AND MODIFICATION AGREEMENT

GRANTOR:	Inland Diversified Charlotte Perimeter Woods, L.L.C., a Delaware limited liability company

BENEFICIARY:	JACKSON NATIONAL LIFE INSURANCE COMPANY

TRUSTEE:	DAVID M. ZACHAR

REAL ESTATE:	EXHIBIT “A”

THIS AGREEMENT SECURES NO NEW INDEBTEDNESS BUT DOES SECURE OUTSTANDING PRINCIPAL INDEBTEDNESS IN THE AMOUNT OF $39,390,000.00, WHICH IS BEING ASSUMED BY GRANTOR.

ASSUMPTION AND MODIFICATION AGREEMENT

THIS AGREEMENT, dated as of this 1st day of June, 2011, by and between INLAND DIVERSIFIED CHARLOTTE PERIMETER WOODS, L.L.C. with an address of 2901 Butterfield Road, Oak Brook, IL 60523 (hereinafter referred to as “Grantor”) and JACKSON NATIONAL LIFE INSURANCE COMPANY, a Michigan corporation with an address of c/o PPM Finance, Inc., 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606 (hereinafter referred to as “Beneficiary”); recites and provides as follows:

RECITALS

A.            Beneficiary has made a loan (the “Loan”) to Perimeter Woods Retail SAE, LLC (“Original Borrower”) evidenced by the “Existing Note” dated August 27, 2008, in the original principal amount of $46,500,000.00.  In connection with the Loan, Original Borrower executed and delivered to Grantor certain documents to evidence and secure such loan, including the recorded documents described on Schedule “A” hereto (the “Existing Loan Documents”).

B.            The Existing Loan Documents include that certain first deed of trust, described on Schedule “A” hereto (the “Existing Mortgage”) encumbering the “Property” described on Exhibit “A” hereto.

C.            Original Borrower has agreed to transfer to Grantor all of its rights, title and interest in and to the Property described on Exhibit “A” hereto and, in connection therewith, Grantor has agreed to assume all of Original  Borrower’s obligations in connection with the Loan, including the Existing Loan Documents, from and after the date hereof.

NOW, THEREFORE, for and in consideration of the premises, and other good and valuable consideration, Grantor and Beneficiary each agree as follows:

ESTOPPEL

1.             Grantor and Beneficiary acknowledge and agree that the unpaid principal balance of the Existing Note (after all payments thereon to and including May 31, 2011), is $39,390,000.00, after application of the principal payment made by Grantor at the time of the Assumption.

2.             Grantor and Beneficiary acknowledge and agree the next payment on the Existing Note is due and payable as follows: $245,083.53 on July 1, 2011.

3.             Grantor acknowledges and agrees that the indebtedness evidenced by the Existing Note is due and payable as set forth therein, and that all such indebtedness is due and owing without offset, defense or counterclaim; Beneficiary acknowledges that to the best of its knowledge, there are no defaults under the Existing Note.

4.             Grantor agrees to make all other payments, and assume all other obligations, in connection with the Loan and the Existing Loan Documents; Beneficiary confirms to Grantor that the Existing Loan Documents set forth on Schedule A attached hereto constitute all of the obligations of  Original Borrower in connection with the Loan.

5.             Beneficiary consents to the purchase of the Property, and assumption of the Loan, by Grantor.

ASSUMPTION OF EXISTING NOTE AND EXISTING LOAN DOCUMENTS

1.             From the date hereof, Grantor hereby assumes all obligations of “Maker” under the Existing Note.

2.             From the date hereof, Grantor hereby assumes all obligations of “Grantor” under the Existing Mortgage.

3.             From the date hereof, Grantor hereby assumes all obligations of “Assignor” under the Existing Assignments.

4.             From the date hereof, Grantor hereby assumes all obligations of “Debtor” under   the Existing Security Agreements and Financing Statements.

MODIFICATION OF EXISTING LOAN DOCUMENTS

1.             All Existing Loan Documents are hereby modified to refer to the Grantor in lieu of the Original Borrower.

2.             Inland Diversified Real Estate Trust, Inc.  a  Maryland corporation, (“New Indemnitor”) has delivered new indemnity agreements to Lender. All references in the Mortgage and the Existing Loan Documents shall be to the new indemnity agreements, as well as the indemnity agreements executed and delivered by Original Borrower in connection with the Loan, which existing indemnity agreements shall remain in effect with respect to all matters arising prior to the recordation hereof.

3.             The Loan Agreement has been modified by the Loan Assumption Agreement of even date executed by Beneficiary and Grantor.  All references to the Loan Agreement in the Existing Note and the other Existing Loan Documents  are modified to refer to the Loan Assumption Agreement.

CONFIRMATION

1.             Grantor hereby confirms to Beneficiary that it is the intent of the parties that the Existing Mortgage  continue to constitute a valid first deed of trust lien on the Property to secure the Existing Note.

2.             This Agreement shall not constitute or be deemed to constitute a novation or impairment of the Existing Note or the Existing Loan Documents, and the priority of the Existing Loan Documents shall not be affected by the execution or recordation hereof.

3.             Grantor hereby confirms that, except as modified hereby, the Existing Loan Documents are ratified and confirmed and shall remain in full force and effect.

MISCELLANEOUS:

1.             Grantor shall promptly cause this Agreement to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien of the Existing Mortgage upon, and the interest of Beneficiary in, the Property.  Grantor will pay all filing, administration, and recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Agreement, and all Federal, state, county and municipal taxes, duties, imposts, assessments and charges now or hereafter arising out of or in connection with the filing, registration, recording, execution and delivery of this Agreement,  and Grantor shall hold harmless and indemnify Beneficiary against any liability incurred by reason of the imposition of any tax on the issuance, making, filing, registration or recording of this Agreement.

2.             Grantor represents, warrants and covenants that it has full power, authority and legal right to execute this Agreement and to keep and observe all of the terms of this Agreement on its part to be observed or performed.

3.             This Agreement, and all of the documents referred to herein, may not be modified, amended, changed or terminated orally, but only by an agreement in writing executed by Grantor and Beneficiary.

4.             This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

5.             Grantor agrees from time to time, as may be reasonably required by the Beneficiary, to execute and deliver such further instruments and documents and do all matters and things which may be convenient or necessary to more effectively and completely carry out the provisions hereof.

6.             This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Grantor (subject to the provisions of the Existing Mortgage with respect to assignment by Grantor) and to the successors and assigns of the Beneficiary.

7.             In the event of any conflict between the provisions hereof and of the Existing Loan Documents, the provisions hereof shall govern and control.

8.             Nothing set forth in this Agreement shall be construed or deemed to release or discharge any liens or rights or remedies that Beneficiary heretofore had, may now have or may hereafter acquire against the Property or the Grantor.  If any provision of this Agreement shall, for any reason and to any extent, be invalid or enforceable, neither the remainder of the instrument in which such provision is contained, nor the application of the provisions to other persons, entities or circumstances nor any other instrument referred to hereinabove shall be affected thereby, but instead shall be enforced to the maximum extent permitted by law.

9.             The Existing Note may be prepaid only upon the terms and conditions set forth therein and in the Loan Assumption Agreement.

10.           This Agreement may be executed and recorded with counterpart signature pages.

11.           The maturity date of the Existing Note is September 1, 2018.

12.           TO THE EXTENT PERMITTED BY APPLICABLE LAW, GRANTOR AND BENEFICIARY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY ACTION, PROCEEDING, LITIGATION OR COUNTERCLAIM BASED HEREON, OR ARISING  OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE DOCUMENTS REFERRED TO HEREIN, AND ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, WHETHER VERBAL OR WRITTEN, OR ACTIONS OF EITHER PARTY.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR BENEFICIARY EXECUTING THIS AGREEMENT.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

GRANTOR:

Inland Diversified Charlotte Perimeter Woods, L.L.C., a Delaware limited liability company

By:	Inland Diversified Real Estate Trust, Inc., its Member-Manager

By:	/s/ Barry Lazarus
Name:	Barry Lazarus	Title:	President

STATE OF Illinois

COUNTY OF Lake

I, Michael A. Shlau a Notary Public of Lake County and State of Illinois, do hereby certify that Barry L. Lazarus  (the “Signatory”), the President of Inland Diversified  Real Estate Trust, Inc., a Maryland corporation, Member-Manager of Inland Diversified Charlotte Perimeter Woods, L.L.C., a Delaware limited liability company, personally appeared before me this day and by authority duly given, acknowledged the due execution of the foregoing instrument on behalf of the corporation, as Manager of the limited liability company.

I certify that the Signatory personally appeared before me this day, and (check one of the following):

☒           (I have personal knowledge of the identify of the Signatory); or

☐            (I have seen satisfactory evidence of the Signatory’s identity, by a current state or federal identification with the Signatory’s photograph in the form of

(check one of the following:

☐            a driver’s license; or

☐            in the form of                                                       ); or

☐            (a credible witness has sworn to the identity of the Signatory).

The Signatory acknowledged to me that he/she voluntarily signed the foregoing document for the purpose stated therein and in the capacity indicated.

Witness my hand and official stamp or seal this 31st day of May, 2011.

/s/ Michael A. Shlau
Notary Public
Print Name:	Michael A. Shlau
My Commission Expires:
(Note: Notary Public must sign exactly as on notary seal)

[AFFIX NOTARY SEAL BELOW -MUST BE FULLY LEGIBLE]

BENEFICIARY:

JACKSON NATIONAL LIFE INSURANCE COMPANY
a Michigan corporation

By:	PPM Finance, Inc., its duly authorized agent

By:
Name:
Title:

STATE OF

COUNTY OF

I,                                                                                     a Notary Public of                           County and State of                               , do hereby certify that                                              (the “Signatory”), the                                                  of PPM Finance, Inc., a corporation and authorized agent of Jackson National Life Insurance Company, a Michigan corporation, personally appeared before me this day and by authority duly given, acknowledged the due execution of the foregoing instrument on behalf of the corporation.

I certify that the Signatory personally appeared before me this day, and (check one of the following):

☐            (I have personal knowledge of the identify of the Signatory); or

☐            (I have seen satisfactory evidence of the Signatory’s identity, by a current state or federal identification with the Signatory’s photograph in the form of

(check one of the following:

☐            a driver’s license; or

☐            in the form of                                                                                            ); or

☐            (a credible witness has sworn to the identity of the Signatory).

The Signatory acknowledged to me that he/she voluntarily signed the foregoing document for the purpose stated therein and in the capacity indicated.

Witness my hand and official stamp or seal this                   day of                   , 2011

Notary Public
Print Name:
My Commission Expires:
(Note: Notary Public must sign exactly as on notary seal)

[AFFIX NOTARY SEAL BELOW -MUST BE FULLY LEGIBLE]

TRUSTEE

David M. Zachar

STATE OF

COUNTY OF

I,                                                                                           a Notary Public of                           County and State of                               , do hereby certify that David M. Zachar, Trustee, personally appeared before me this day and by authority duly given, acknowledged the due execution of the foregoing instrument on behalf of trust, as trustee of the trust.

I certify that the Signatory personally appeared before me this day, and (check one of the following):

☐            (I have personal knowledge of the identify of the Signatory); or

☐            (I have seen satisfactory evidence of the Signatory’s identity, by a current state or federal identification with the Signatory’s photograph in the form of

(check one of the following:

☐            a driver’s license; or

☐            in the form of                                                                                    ); or

☐            (a credible witness has sworn to the identity of the Signatory).

The Signatory acknowledged to me that he/she voluntarily signed the foregoing document for the purpose stated therein and in the capacity indicated.

Witness my hand and official stamp or seal this                   day of                    , 2011.

Notary Public
Print Name:
My Commission Expires:
(Note: Notary Public must sign exactly as on notary seal)

[AFFIX NOTARY SEAL BELOW -MUST BE FULLY LEGIBLE]

SCHEDULE OF EXHIBITS

Exhibit “A”	Property

Schedule A	Existing Loan Documents

EXHIBIT “A”

PROPERTY

SCHEDULE “A”

EXISTING LOAN DOCUMENTS

Existing Note

Fixed Rate Promissory Note dated August 27,2008, in the original principal amount of $465100,000.00 given by Original Borrower to Jackson National Life Insurance Company.

Existing Mortgage

Deed of Trust  Security Agreement and Financing Statement filed August 27, 2008, from Original Borrower  to David M. Zachar as Trustee for Jackson National Life Insurance Company, recorded in Book 24076, Page 323 of the Mecklenburg County, North Carolina Public Registry.

Existing Assignments

Assignment of Leases and Rents from  Original Borrower to Jackson National Life Insurance Company filed August 27, 2008 and recorded in Book 24076, Page 341 of the Mecklenburg County, North Carolina Public Registry.

Existing Financing Statements

1)                UCC-1 Financing Statement with  Original Borrower as Debtor to Jackson National Life Insurance Company, recorded in Book 24076, Page 352 of the Mecklenburg County, North Carolina Public Registry.

2)             UCC-1 Financing Statement with Original Borrower as Debtor to Jackson National Life Insurance Company, recorded as document # 20080079197E in the Office of the Secretary of State of North Carolina.